Exhibit 10.1

First Amendment to
Third Amended and Restated Credit Agreement

This First Amendment to Third Amended and Restated Credit Agreement (herein, the “Amendment”) is entered into as of November 15, 2022, by and among Envestnet, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower, as Guarantors, the Lenders party hereto, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent (the “Administrative Agent”).

Preliminary Statements

A. The Borrower, the Guarantors, the Lenders and the Administrative Agent entered into a Third Amended and Restated Credit Agreement dated as of February 4, 2022 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement, as amended by this Amendment.

B. The Borrower has requested that the Required Lenders make certain amendments to the Credit Agreement, and the Required Lenders are willing to do so under the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1. The defined term “Hedging Agreement” appearing in Section 1.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

“Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that the following shall not be deemed to be a Hedging Agreement: (a) any phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of any Loan Party or its Subsidiaries or (b) any Permitted Bond Hedge Transaction.

1.2. Section 1.1. of the Credit Agreement shall be and hereby is amended by inserting a new defined term in its appropriate alphabetical order to read in its entirety as follows:

“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) purchased by the Borrower in connection with the issuance of any convertible Indebtedness permitted to be incurred under this Agreement and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower.

1.3. Section 8.9(m) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(m) investments existing as of November 15, 2022 and listed on Schedule 8.9

1.4. Section 8.9 of the Credit Agreement shall be further amended by deleting the period at the end of clause (q) and inserting in its place “; and”; and immediately thereafter inserting a new clause (r) to read in its entirety as follows:

(r) the purchase of any Permitted Bond Hedge Transaction by the Borrower and the performance of its obligations thereunder;

1.5. Section 8.10(l) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(l) the unwinding of any Hedging Agreement or any Permitted Bond Hedge Transaction;

1.6. Section 8.12(iii) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(iii) the making of Restricted Payments by any Loan Party or any Restricted Subsidiary in an aggregate amount not to exceed, in any Test Period, (A) $150,000,000 so long as no Event of Default exists or would result from making such Restricted Payment and such Restricted Payment is made on or prior to December 31, 2022, and (B) 50% of the amount by which the Adjusted EBITDA of the Borrower and its Restricted Subsidiaries for the Test Period ended immediately prior to such Test Period exceeds $50,000,000, so long as no Event of Default exists or would result from making such Restricted Payment and such Restricted Payment is made after December 31, 2022; and

1.7. Section 8.12 of the Credit Agreement shall be further amended by deleting the period at the end of clause (iv) and inserting in its place “; and”; and immediately thereafter inserting a new clause (v) to read in its entirety as follows:

(v) the making by the Borrower of the premium in respect, and performing by the Borrower, of its obligations under any Permitted Bond Hedge Transaction.

1.8. Section 8.24(c) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

(c) Minimum Liquidity. The Borrower shall maintain Liquidity of not less than $100,000,000 as of December 31, 2024 and March 31, 2025.

1.9. Schedule 8.9 to the Credit Agreement shall be amended and restated in the form of Schedule 8.9 attached hereto.

Section 2. Conditions Precedent.

The effectiveness of this Amendment is subject to receipt by the Administrative Agent of this Amendment duly executed by the Borrower, the Guarantors (the Borrower and the Guarantors being referred to herein as the “Loan Parties”), and the Required Lenders.

Section 3. Representations.

In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, each Loan Party hereby represents to the Administrative Agent and to the Lenders that as of the date hereof after giving effect to this Amendment: (a)  each of the representations and warranties set forth in the Credit Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (where not already qualified by materiality, otherwise in all respects), except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

Section 4. Miscellaneous.

4.1. The Loan Parties heretofore executed and delivered to the Administrative Agent the Collateral Documents. The Loan Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2. Each Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment, the Guaranty set forth in Section 11 of the Credit Agreement and each other Loan Document to which it is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

4.3 Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.4 The Borrower agrees to pay on demand all reasonable and documented costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable and documented fees and expenses of counsel for the Administrative Agent.

4.5. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

4.6. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

[Signature Page to Follow]

This First Amendment to Third Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“Borrower”

Envestnet, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Chief Financial Officer

“Guarantors”

Envestnet Portfolio Solutions, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President

Tamarac Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President

Prima Capital Holding, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President

PMC International, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President

[Envestnet - Signature Page]

Envestnet Asset Management, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President

NetAssetManagement, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President

Portfolio Management Consultants, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President

Oltis Software LLC

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President

Envestnet Financial Technologies, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President, Chief Financial Officer

Yodlee, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Vice President

[Envestnet - Signature Page]

Folio Dynamics Holdings, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Chief Financial Officer

Folio Dynamics Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Chief Financial Officer

M3FN, LLC

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Chief Financial Officer

FDX Advisors Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Chief Financial Officer

MoneyGuide, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Chief Financial Officer

[Envestnet - Signature Page]

Envestnet Retirement Solutions, LLC

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Chief Financial Officer

QRG Capital Management, Inc.

By	/s/ Peter D’Arrigo
	Name:	Peter D’Arrigo
	Title:	Chief Financial Officer

[Envestnet - Signature Page]

Accepted and agreed to.

“Administrative Agent”

Bank of Montreal

By	/s/ Nicholas Buckingham
	Name:	Nicholas Buckingham
	Title:	Director

“Lenders”

BMO Harris Bank N.A.

By	/s/ Nicholas Buckingham
	Name:	Nicholas Buckingham
	Title:	Director

Citizens Bank, N.A.

By	/s/ Izabela Algave
	Name:	Izabela Algave
	Title:	Vice President

MUFG Bank, Ltd.

By	/s/ Charles DeNoto
	Name:	Charles DeNoto
	Title:	Vice President

KeyBank National Association

By	/s/ Scott Klingbeil
	Name:	Scott Klingbeil
	Title:	Vice President

[Envestnet - Signature Page]

JPMorgan Chase Bank, N.A.

By	/s/ Andrew W. Kristiansen
	Name:	Andrew W. Kristiansen
	Title:	Vice President

Silicon Valley Bank

By	/s/ John Lepides
	Name:	John Lepides
	Title:	Director

Bank of America, N.A.

By	/s/ Daniel Phelan
	Name:	Daniel Phelan
	Title:	Vice President

Fifth Third Bank, National Association

By	/s/ Daniel Johnston
	Name:	Daniel Johnston
	Title:	Vice President

Morgan Stanley Bank, N.A.

By	/s/ Fru Ngwa
	Name:	Fru Ngwa
	Title:	Authorized Signatory

[Envestnet - Signature Page]